Rule 497(e)
                                                       Registration No. 33-70978



                                  AQUINAS FUNDS

                Supplement to the Prospectus dated April 30, 1999


               On July 1, 1999, the funds and the adviser replaced Beutel, Goodman Capital Management as a portfolio manager for the Equity Income Fund and Balanced Fund. The new portfolio manager for the Equity Income Fund and Balanced Fund is Waite & Associates L.L.C., 350 South Grand Avenue, Suite 3970, Los Angeles, CA 90071. Waite & Associates provides investment management services to corporations, investment companies, pension and profit-sharing plans and other institutions and individuals. It has been a sub-adviser to a registered mutual fund since December 1997. As of June 30, 1999, Waite & Associates had about $640 million in assets under management.




                  The date of this Supplement is July 1, 1999.